United states
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2020

ETHAN ALLEN INTERIORS INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11692	06-1275288
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Lake Avenue Ext., Danbury, Connecticut	06811-5286
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 743-8000

__________________Not Applicable_________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common stock $0.01 par value	ETH	New York Stock Exchange
(Title of each class)	(Trading symbol)	(Name of exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07            Submission of Matters to a Vote of Security Holders

On November 12, 2020, Ethan Allen Interiors Inc. (“Ethan Allen” or the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). Of the 25,053,082 shares of the Company’s common stock, $0.01 par value, eligible to vote at the Annual Meeting, 22,732,393 shares were present in person or represented by proxy. Set forth below are the final voting results for the proposals voted on at the Annual Meeting.

Proposal 1: Election of Directors. Each of the seven director nominees shown below was elected to serve a one-year term until the 2021 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The voting results were as follows:

				Broker
Director Nominee	For	Against	Abstain	Non-Votes
M. Farooq Kathwari	21,449,435	219,019	4,275	1,059,664
James B. Carlson	21,473,439	192,390	6,900	1,059,664
John J. Dooner, Jr.	21,517,953	147,868	6,908	1,059,664
Domenick J. Esposito	21,459,617	206,212	6,900	1,059,664
Mary Garrett	21,601,606	65,765	5,358	1,059,664
James W. Schmotter	21,560,425	95,663	16,641	1,059,664
Tara I. Stacom	21,568,086	88,140	16,503	1,059,664

Proposal 2: Approve, through a non-binding advisory vote, the fiscal 2020 compensation awarded to the Company’s named executive officers. An advisory resolution approving the compensation of the Company’s named executive officers, as set forth in the Company’s proxy statement, was approved as follows:

			Broker
For	Against	Abstain	Non-Votes
21,094,778	430,035	147,916	1,059,664

Proposal 3: Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year. The selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2021 was ratified by the following vote:

For	Against	Abstain
22,141,772	583,016	7,605

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETHAN ALLEN INTERIORS INC.
Date: November 13, 2020	By:	/s/ Eric D. Koster
Eric D. Koster Vice President, General Counsel & Secretary